SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2015
Date of Report
(Date of Earliest Event Reported)

CRANE GLOBAL ENERGY COMPANY
(Exact Name of Registrant as Specified in its Charter)

  WINTER VALLEY ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-55230 (Commission File Number)	47-1376043 (IRS Employer Identification No.)

220 Newport Center Drive
Suite 585
Newport Beach, California 92660
(Address of principal executive offices) (zip code)

800 715 8860
(Registrant's telephone number, including area code

ITEM 5.02                               Departure of Directors or Principal Officers; Election of Directors

On January 21, 2015, Takugiro Hamada resigned as a director of the Registrant without disagreement or dispute.  The following individuals remain as directors of the Registrant:

Ted Koshi Davidoff
Shoji Kenmochi
Hisao Nakano
Rolf Berthold
Mitsumasa Okuda
Kimiko Okuda
Nemo Perera

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CRANE GLOBAL ENERGY COMPANY

Date: March 11, 2015	By:	/s/ Ted Koshi Davidoff
Ted Koshi Davidoff
Chief Executive Officer